UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 22, 2013

FIRSTMERIT CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Ohio      001-11267    34-1339938
(State or Other Jurisdiction          (Commission      (IRS Employer
of Incorporation)          File Number)      Identification No.)

III Cascade Plaza, 7th Floor Akron, Ohio     44308
(Address of Principal Executive Offices)     (Zip Code)

(330) 996-6300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 22, 2013, FirstMerit Corporation (the "Corporation") announced earnings for the quarter ended September 30, 2013. A copy of the press release and certain financial information for this period is attached as Exhibit 99.1 hereto and incorporated by reference herein. A supplemental information package to be reviewed on the Corporation's earnings call is attached as Exhibit 99.2 hereto and incorporated by reference herein.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 2.02 is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in this Item 2.02 shall not be deemed to be incorporated by reference into the filings of the Corporation under the Securities Act of 1933.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

Exhibit Number        Description
99.1                Press Release, dated October 22, 2013.
99.2                Supplemental Information Package for earnings release conference call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTMERIT CORPORATION
(Registrant)

By: /s/ Terrence E. Bichsel
Terrence E. Bichsel
Executive Vice President and
Chief Financial Officer

Date: October 22, 2013

EXHIBIT INDEX

Exhibit Number        Description

99.1                Press Release, dated October 22, 2013.
99.2                Supplemental Information Package for earnings release conference call.